                                                                    EXHIBIT 99.1

MICRO MAGIC, INC.
FINANCIAL STATEMENTS
DECEMBER 31, 1998 AND 1999

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders
Micro Magic, Inc.

In our opinion, the accompanying balance sheet and the related statements of operations, of stockholders' equity and of cash flows present fairly, in all material respects, the financial position of Micro Magic, Inc. at December 31, 1998 and 1999, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

San Jose, California
November 29, 2000

                                MICRO MAGIC, INC.
                                  BALANCE SHEET

                                                                          DECEMBER 31,
                                                                 -------------------------------
                                                                     1998               1999
                                                                 ------------       ------------
ASSETS
Current assets:
  Cash and cash equivalents                                      $    466,040       $  1,245,166
  Short term investment                                               150,000            156,958
  Accounts receivable                                                 152,561            655,127
  Prepaid expenses and deposits                                        58,622             89,094
  Deferred income tax                                                      --            206,847
                                                                 ------------       ------------
      Total current assets                                            827,223          2,353,192

Deferred income tax                                                   233,661            813,236
Property and equipment, net                                             9,570            131,858
                                                                 ------------       ------------

      Total assets                                               $  1,070,454       $  3,298,286
                                                                 ============       ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                               $     35,689       $    117,064
  Accrued expenses                                                     17,207             62,733
  Deferred revenue                                                         --            614,308
                                                                 ------------       ------------
      Total current liabilities                                        52,896            794,105
                                                                 ------------       ------------
Commitments (Note 7)

Stockholders' equity:
  Common stock, no par value; 10,000,000 shares authorized;
    5,626,668 and 6,186,668 shares issued and outstanding          22,299,666         36,425,442
  Deferred stock-based compensation charge                        (16,122,240)       (14,324,922)
  Accumulated deficit                                              (5,159,868)       (19,596,339)
                                                                 ------------       ------------
      Total stockholders' equity                                    1,017,558          2,504,181
                                                                 ------------       ------------

        Total liabilities and stockholders' equity               $  1,070,454       $  3,298,286
                                                                 ============       ============


   The accompanying notes are an integral part of these financial statements.

                                MICRO MAGIC, INC.
                             STATEMENT OF OPERATIONS

                                                                             YEAR ENDED DECEMBER 31,
                                                                         -------------------------------
                                                                             1998               1999
                                                                         ------------       ------------
Revenue:
  Licenses                                                               $    174,000       $  1,199,179
  Services                                                                  1,982,050          2,244,688
                                                                         ------------       ------------
                                                                            2,156,050          3,443,867
                                                                         ------------       ------------

Cost of sales:
  Licenses                                                                      1,200              8,500
  Services                                                                    733,223          1,174,333
                                                                         ------------       ------------
                                                                              734,423          1,182,833
                                                                         ------------       ------------

Gross profit:                                                               1,421,627          2,261,034
                                                                         ------------       ------------

Operating expenses:
  Research and development (exclusive of $2,407,054 and $10,367,968
    stock-based compensation for the year ended 1998 and 1999)                224,189            269,103

  Sales and marketing (exclusive of $1,665,986 and $4,037,031
    stock-based compensation for the year ended 1998 and 1999)                461,177            890,810

  General and administrative (exclusive of $550,485 and $1,518,095
    stock-based compensation for the year ended 1998 and 1999)                144,026            271,000

  Non-cash stock-based compensation expense                                 4,623,525         15,923,094
                                                                         ------------       ------------
      Total operating expenses                                              5,452,917         17,354,007
                                                                         ------------       ------------

Loss from operations:                                                      (4,031,290)       (15,092,973)
                                                                         ------------       ------------

Other income:
  Interest income                                                              15,425             31,696
  Other income                                                                 83,459              7,658
                                                                         ------------       ------------

Loss before income taxes                                                   (3,932,406)       (15,053,619)

Income tax benefit                                                            (14,629)          (617,148)
                                                                         ------------       ------------

Net loss                                                                 $ (3,917,777)      $(14,436,471)
                                                                         ============       ============

   The accompanying notes are an integral part of these financial statements.

                                MICRO MAGIC, INC.
                        STATEMENT OF STOCKHOLDERS' EQUITY

                                                    COMMON STOCK               DEFERRED                            TOTAL
                                            -----------------------------     STOCK-BASED       ACCUMULATED     STOCKHOLDERS'
                                               SHARES           AMOUNT        COMPENSATION        DEFICIT          EQUITY
                                            ------------     ------------     ------------     ------------     ------------
Balance, December 31, 1997                     7,546,668     $ 12,046,787     $(10,491,686)    $ (1,242,091)    $    313,010

Repurchase of common stock                    (1,920,000)          (1,200)              --               --           (1,200)
Deferred stock-based compensation charge              --       10,254,079      (10,254,079)              --               --
Amortization of stock-based deferred
  compensation                                        --               --        4,623,525               --        4,623,525
Net loss                                              --               --               --       (3,917,777)      (3,917,777)
                                            ------------     ------------     ------------     ------------     ------------

Balance, December 31, 1998                     5,626,668       22,299,666      (16,122,240)      (5,159,868)       1,017,558

Issuance of common stock in exchange
  for employees' services                        560,000        9,111,200               --               --        9,111,200
Deferred stock-based
  compensation charge                                 --        5,014,576       (5,014,576)              --               --
Amortization of stock-based
  deferred compensation                               --               --        6,811,894               --        6,811,894
Net loss                                              --               --               --      (14,436,471)     (14,436,471)
                                            ------------     ------------     ------------     ------------     ------------

Balance, December 31, 1999                     6,186,668     $ 36,425,442     $(14,324,922)    $(19,596,339)    $  2,504,181
                                            ============     ============     ============     ============     ============


   The accompanying notes are an integral part of these financial statements.

                                  MICRO MAGIC, INC.
                             STATEMENT OF CASH FLOWS

                                                                           YEAR ENDED DECEMBER 31,
                                                                       -------------------------------
                                                                           1998               1999
                                                                       ------------       ------------
Cash flows from operating activities:
  Net income                                                           $ (3,917,777)      $(14,436,471)
  Adjustments to reconcile net income to
    cash provided by operating activities:
      Depreciation and amortization                                           9,016             23,399
      Deferred income tax                                                  (233,661)          (786,422)
      Non-cash stock-based compensation expense                           4,623,525         15,923,094
      Cash effect of changes in operating assets and liabilities:
        Accounts receivable                                                (101,930)          (212,566)
        Prepaid expenses and deposits                                       (19,975)          (320,472)
        Accounts payable                                                      7,853             81,375
        Accrued expenses                                                     11,297             45,526
        Accrued interest                                                         --             (6,958)
        Deferred revenue                                                    (23,250)           614,308
                                                                       ------------       ------------
          Net cash provided by operating activities                         355,098            924,813
                                                                       ------------       ------------

Cash flows from investing activities:
  Acquisition of property and equipment                                      (8,500)          (145,687)
  Purchases of short-term investments                                      (150,000)                --
                                                                                          ------------
          Net cash used in investing activities                            (158,500)          (145,687)
                                                                       ------------       ------------

Cash flows from financing activities:
  Repurchase of common stock                                                 (1,200)                --
                                                                       ------------       ------------
          Net cash used in financing activities                              (1,200)                --
                                                                       ------------       ------------

Net increase in cash                                                        195,398            779,126

Cash and cash equivalents, beginning of period                              270,642            466,040
                                                                       ------------       ------------

Cash and cash equivalents, end of period                               $    466,040       $  1,245,166
                                                                       ============       ============

SUPPLEMENTAL CASH FLOW INFORMATION:
  Cash paid for interest                                               $         --       $        788
                                                                       ============       ============
  Cash paid for income taxes                                           $    254,133       $    193,000
                                                                       ============       ============
  Issuance of common stock in exchange for employee's services                   $-       $  9,111,200
                                                                       ============       ============
  Deferred compensation arising from issuance of options               $ 10,254,079       $  5,014,576
                                                                       ============       ============


   The accompanying notes are an integral part of these financial statements.

                                MICRO MAGIC, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION:

        Micro Magic, Inc. (the "Company"), a California corporation, develops, markets and supports IC design software and provides design services for high-speed digital systems including processors, memory sub-systems and complete IC designs. The Company licenses its products primarily through its direct sales force to customers in the United States.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

USE OF ESTIMATES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from these estimates.

CERTAIN RISKS AND CONCENTRATIONS

        Financial instruments that potentially subject the Company to concentrations of credit risk are comprised principally of cash deposits and trade accounts receivable. The Company has deposits with two US financial institutions, which exceeded federal insurance limits at December 31, 1999.

        The following table sets forth sales to customers comprising 10% or more of the Company's total revenues and accounts receivable.

                   REVENUES FOR THE               ACCOUNTS RECEIVABLE AT
                YEAR ENDED DECEMBER 31,               DECEMBER 31,
                -----------------------           ----------------------
                1998               1999           1998              1999
                ----               ----           ----              ----
Customer A        48%                --           70%                --
Customer B        33%                --           --                 --
Customer C        11%                23%          25%                --
Customer D        --                 34%          --                 34%
Customer E        --                 29%          --                 42%
Customer F        --                 --           --                 17%

        The Company's revenue is attributable to the sale of software products and related services that are subject to rapid technological change. Significant technological change could adversely affect the Company's operating results.

REVENUE RECOGNITION

        The Company's revenue is derived from three sources: (i) product license revenue, derived primarily from product sales to end-users; (ii) maintenance revenue, derived primarily from customers who license the customers software; and (iii) service revenue, derived primarily from providing consulting services. On January 1, 1998, the Company adopted the provisions of the American Institute of Certified Public Accountants ("AICPA") Statement of Position 97-2 ("SOP 97-2"), Software Revenue Recognition and SOP 98-9, Modification of SOP 97-2 with Respect to Certain Transactions.

        The Company's licensing arrangements provide for the delivery of a software license and maintenance and technical support. Because none of these deliverables are sold separately by the Company, all the amounts received under the licensing arrangements are initially recorded as deferred revenue and thereafter, recorded as revenue over the maintenance period, which is twelve months.

        The Company recognizes service revenue as the related consulting services are performed.

                                MICRO MAGIC, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

CASH EQUIVALENTS AND SHORT TERM INVESTMENT

        The Company considers all highly liquid investments with an original maturity date of three months or less to be cash equivalents. Short-term investments are classified as available-for-sale securities and consist of a certificate of deposit and are carried at their market value as of the balance sheet date.

FAIR VALUE OF FINANCIAL INSTRUMENTS

        The fair value of a financial instruments is the amount at which the instrument could be exchanged in a current transaction between willing parties. The carrying amounts for cash and cash equivalents, short-term investments, accounts receivable, prepaid expenses and other current assets, accounts payable, accrued expenses approximate their respective fair values because of the short-term maturity of these items.

COMPREHENSIVE LOSS

        Under Statement of Financial Accounting Standard No. 130, Reporting Comprehensive Income ("SFAS 130") issued in 1998, companies are required to report in the financial statements, in addition to net income, comprehensive income (loss), such as foreign currency translation adjustments, minimum pension liability adjustments, and unrealized gains and losses on certain investments in debt and equity securities. For the years ended December 31, 1998 and 1999, there were no elements of comprehensive loss, except for the net loss.

SOFTWARE DEVELOPMENT COSTS

        Costs related to the conceptual formulation and design of software products are charged to research and development expense during the period incurred. Costs incurred subsequent to establishing technological feasibility of software products are capitalized until general release of the product. Generally, the Company has established technological feasibility upon completion of a working model. As of December 31, 1998 and 1999, the Company had no capitalized software development costs.

PROPERTY AND EQUIPMENT

        Property and equipment are stated at cost less accumulated depreciation. Depreciation is calculated using the straight-line method over the asset's estimated useful lives, generally three years. Amortization of leasehold improvements is calculated using the straight-line basis over the life of the lease. Expenditures for repairs and maintenance are charged to expense as incurred. Upon disposition, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss is reflected in the statement of operations.

INCOME TAXES

        The Company accounts for income taxes using the liability method. Deferred income taxes are recorded based on the differences between financial statement and income tax basis of assets and liabilities and available loss or credit carryforwards. A valuation allowance is established to reduce deferred tax assets if it is more likely than not that all or some portion of such deferred tax assets will not be realized.

STOCK-BASED COMPENSATION

        The Company accounts for stock-based awards to employees using the intrinsic value method as prescribed by Accounting Principles Board Opinion No. 25 ("APB No. 25"), Accounting for Stock Issued to Employees, and related interpretations. Accordingly, no compensation expense is recorded for options issued to employees in fixed amounts and with fixed exercise prices at least equal to the fair market value of the Company's common stock at the date of grant. The Company priced options at below fair market value and has provided a deferred compensation charge. The Company has adopted the disclosure only provisions of Statement of Financial Accounting Standards ("SFAS") No. 123, Accounting for Stock-Based Compensation. Expense associated with stock-based compensation is amortized on a straight-line basis over the vesting period of the individual award.

                                MICRO MAGIC, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

        All stock-based awards to non-employees are accounted for at their fair value in accordance with SFAS No. 123 and Emerging Issues Task Force Issue No. 96-18, Accounting for Equity Instruments that are Issued to Other than Employees for Acquiring, or in Conjunction with Selling, Goods or Services.

        Under SFAS 123 and EITF 96-18, stock option awards issued to non-employees are accounted for at fair value using the Black-Scholes option pricing model. The Company believes that the fair value of the stock options are more reliably measured than the fair value of the services received. The fair value of each non-employee stock award is remeasured at each period end until a commitment date is reached, which is generally the vesting period.

RECENT ACCOUNTING PRONOUNCEMENT

        In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, Accounting for Derivatives and Hedging Activities ("SFAS No. 133"). SFAS No. 133, as amended by Statement of Financial Accounting Standards Nos. 137 and 138, establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The Company will adopt SFAS No. 133 in its year ending December 31, 2000 and does not expect the adoption to have a material impact on its financial position or results of operations.

        In December 1999, the Securities and Exchange Commission Staff issued Accounting Bulletin 101, Revenue Recognition ("SAB 101"), which outlines criteria that must be met to recognize revenue and provides guidance for presentation of revenue and for disclosure related to revenue recognition policies in financial statements filed with the Securities and Exchange Commission. The Company has complied with the provisions of SAB 101 for all periods presented.

        In March 2000, the Financial Accounting Standards Board issued FASB Interpretation No. 44 ("FIN 44") Accounting for Certain Transactions Involving Stock Compensation. FIN 44 is an interpretation of APB No. 25 and clarifies guidance for certain issues that arose in the application of APB No. 25. The Company will adopt FIN 44 in its fiscal year ending December 31, 2000 and is currently evaluating the impact it will have on the Company's financial position or results of operations.

NOTE 3 - BALANCE SHEET COMPONENTS:

     PREPAID EXPENSES AND DEPOSITS:

                                           DECEMBER 31,
                                      ----------------------
                                       1998           1999
                                      -------        -------
Prepaid expenses and deposits:
  Income tax receivable               $35,101        $52,986
  Other                                23,521         36,108
                                      -------        -------
                                      $58,622        $89,094
                                      =======        =======

                                MICRO MAGIC, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

PROPERTY AND EQUIPMENT:

                                                                DECEMBER 31,
                                                        ---------------------------
                                                          1998              1999
                                                        ---------         ---------
Computer equipment and purchased software               $  57,334         $ 185,868
Furniture                                                   4,766                --
Leasehold improvements                                      4,736            17,152
                                                        ---------         ---------
                                                           66,836           203,020
Less:  Accumulated depreciation and amortization          (57,266)          (71,162)
                                                        ---------         ---------
                                                        $   9,570         $ 131,858
                                                        =========         =========

NOTE 4 - STOCK OPTIONS:

STOCK OPTION PLAN

        The Company has a Stock Option Plan (the "Plan") that provides for 3,200,000 shares of the Company's authorized but unissued common stock to be available for grant as an incentive stock options ("ISO"), and non-qualified stock options ("NSO"), to employees, consultants and directors of the Company. ISO's and NSO's must be issued at prices not less than 100% and 85%, respectively, of the fair market value of the stock on the date of grant as determined by the Board of Director's except for options granted to a 10% shareholder, which shall be granted at no less than 110% of the estimated fair value of the shares on the date of grant. For options granted with an exercise price below fair market value, a stock-based compensation has been determined. The exercise period for options granted is generally ten years, from date of grant. The options generally vest over four years.

        A summary of option activity under the 1995 Plan is as follows:

                                                            OPTIONS OUTSTANDING
                                                         ------------------------
                                                                         WEIGHTED
                                       SHARES                             AVERAGE
                                      AVAILABLE          NUMBER OF       EXERCISE
                                      FOR GRANT            SHARES          PRICE
                                      ---------          ---------       --------
Balance at December 31, 1997            900,000          1,500,000         $0.026

Options granted                        (780,000)           780,000          0.026
Options canceled                        460,000           (460,000)         0.025
                                      ---------          ---------
Balance at December 31, 1998            580,000          1,820,000          0.026

Additional options authorized           800,000                 --             --
Options granted                        (250,000)           250,000          0.025
                                      ---------          ---------
Balance at December 31, 1999          1,130,000          2,070,000         $0.026
                                      =========          =========

All options granted during 1998 and 1999 were granted at exercise prices below fair market value.

                                MICRO MAGIC, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

        The following table summarizes information about stock options outstanding at December 31, 1999:

                  OPTIONS OUTSTANDING
---------------------------------------------------------          OPTIONS EXERCISABLE
                                 WEIGHTED                       -------------------------
                                  AVERAGE        WEIGHTED                        WEIGHTED
                   NUMBER        REMAINING       AVERAGE          NUMBER         AVERAGE
  EXERCISE      OF OPTIONS      CONTRACTUAL      EXERCISE       OF OPTIONS       EXERCISE
   PRICE        OUTSTANDING     LIFE (YEARS)       PRICE        EXERCISABLE        PRICE
------------    -----------     ------------     --------       -----------      --------
$      0.025     1,330,000         8.4           $  0.025          602,003       $  0.025
       0.028       740,000         7.7              0.028          466,097          0.028
                ----------                                       ---------
$0.025-0.028     2,070,000         8.2           $  0.026        1,068,100       $  0.026
                ----------                                       ---------

        The number of options exercisable at December 31, 1998 was 632,444 at a weighted average price of $0.025 per share.

        The following information is presented in accordance with the disclosure requirements of SFAS No. 123. The fair value of each option granted to employees has been established on the date of grant using the minimum value method with the following weighted average assumptions used for grants:

                                     YEAR ENDED DECEMBER 31,
                                     ----------------------
                                      1998           1999
                                     -------        -------
                                   (UNAUDITED)
      Volatility                           0%             0%
      Risk-free interest rate           5.02%          5.40%
      Expected life                  4 years        4 years
      Expected dividend                   --             --

        The weighted average fair value of the options granted during the years ended December 31, 1998 and 1999 was $15.40 and $18.67 per share, respectively. Had compensation expense for the stock plan been determined based on the fair value at the grant date for options granted in 1998 and 1999, the pro forma net loss under SFAS 123 would have been reported as follows:

                                         YEAR ENDED DECEMBER 31,
                                    --------------------------------
                                       1998                 1999
                                    -----------         ------------
      Net loss - as reported        $(3,917,777)        $(14,436,471)
      Net loss - pro forma           (3,978,358)         (14,496,699)

NOTE 5 - STOCK-BASED COMPENSATION:

        In connection with certain option grants to employees and non-employees during the year ended December 31, 1998, the Company recorded stock-based compensation of $10,254,079, which is being amortized over the vesting periods of the related options, which is generally four years. Stock-based compensation amortization recognized during the year ended December 31, 1998 was $4,623,525.

        In connection with option grants to employees and non-employees during the year ended December 31, 1999, the Company recorded stock-based compensation of $5,014,576, which is being amortized over the vesting periods of the related options, which is generally four years. Stock-based compensation amortization recognized during the year ended December 31, 1999 was $6,811,894.

                                MICRO MAGIC, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

        In connection with the grant of common stock to employees during the year ended December 31, 1999, the Company recorded stock-based compensation of $9,111,200, which was expensed during 1999.

NOTE 6 - INCOME TAXES:

        Income tax benefit consists of the following:

                   YEAR ENDED DECEMBER 31,
                 ---------------------------
                   1998              1999
                 ---------         ---------
Current:
  Federal        $ 216,363         $ 141,258
  State              2,667            28,016
                 ---------         ---------
                   219,030           169,274
                 ---------         ---------
Deferred:
  Federal         (181,679)         (615,170)
  State            (51,980)         (171,252)
                 ---------         ---------
                  (233,659)         (786,422)
                 ---------         ---------
                 $ (14,629)        $(617,148)
                 =========         =========

        Deferred tax assets and liabilities are reflected on a net basis in the current and noncurrent classifications on the accompanying balance sheet. Significant components of the Company's net deferred income tax assets and (liabilities) are as follows:

                                      YEAR ENDED DECEMBER 31,
                                   -----------------------------
                                      1998               1999
                                   ----------        -----------
Property and equipment             $    2,431        $    (1,009)
Deferred stock compensation           229,844            799,035
State income taxes                        908              9,525
Deferred revenue                           --            206,847
Allowances and accruals                   478                 --
Tax credit                                 --              5,685
                                   ----------        -----------
                                   $  233,661        $ 1,020,083
                                   ==========        ===========

        A reconciliation between the Company's effective tax rate and the federal statutory rate are as follows:

                                       YEAR ENDED DECEMBER 31,
                                       -----------------------
                                       1998               1999
                                       ----               ----
Federal statutory rate                 (34)%              (34)%
State taxes, net of federal benefit     (1)%               (1)%
Stock compensation                      35%                34%
Research and development credit         (1)%               --
                                       ----               ----
Effective tax rate                      (1)%               (4)%
                                       ====               ====

                                MICRO MAGIC, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

NOTE 7 - COMMITMENTS:

        The Company leases office space under a noncancelable operating lease expiring in 2002. Future minimum annual payments required under the noncancelable operating lease are as follows:

YEAR ENDING DECEMBER 31,

2000                          $180,000
2001                           180,000
2002                            30,000
                              --------
                              $390,000
                              ========

        Rent expense for the operating lease for the year ended December 31, 1998 and 1999 was approximately $131,000 and $168,000, respectively.

NOTE 8 - EMPLOYEE 401(k) PLAN

        As allowed under Section 401(k) of the Internal Revenue Code, the Plan provides tax-deferred salary deductions for eligible employees. Under the Company's 401(k) Profit Sharing Plan, eligible employees may contribute from 1% to 15% of the annual compensation to the Plan, limited to a maximum annual amount as set periodically by the Internal Revenue Service. The Plan provides for discretionary contributions as determined by the Board of Directors . The Company matching contributions to the Plan totaled $25,244 and $75,334 during the year ended December 31, 1998 and 1999, respectively.

NOTE 9 - SUBSEQUENT EVENTS:

        On November 27, 2000, the Company entered into an agreement with Juniper Networks, Inc. ("Juniper"), under which the Company agreed to merge with Juniper.